Exhibit 10.2
SIXTH AMENDMENT TO
CREDIT AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 16, 2023 and is between INDEPENDENT BANK GROUP, INC., a Texas corporation (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as the Lender (the “Lender”) and as Administrative Agent.
RECITALS
A.    Borrower, the Lender and the Administrative Agent are party to a Credit Agreement dated as of January 17, 2019 (as amended, restated or otherwise modified, the “Credit Agreement”). Capitalized terms not otherwise defined in this Sixth Amendment shall have the meanings respectively ascribed to them in the Credit Agreement.
B.    The parties hereto desire to amend and modify the Credit Agreement in accordance with the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:
AGREEMENT
SECTION 1.AMENDMENT TO THE CREDIT AGREEMENT. Section 6.9 (d) of the Credit Agreement is amended in its entirety to read as follows:
“(d)    Minimum Return on Average Assets. With respect to the Consolidated Bank Subsidiaries, maintain as at the end of any Fiscal Quarter a Return on Average Assets of at least equal to 0.90%; provided, however, for purposes of determining Return of Average Assets for the period commencing March 31, 2023 and continuing until March 31, 2024, the Borrower’s non-interest expenses up to $100,000,000 for a settlement that occurred on or about February 27, 2023 related to a receivership litigation involving Stanford International Bank, Ltd., shall be excluded for purposes of determining Net Income.”
SECTION 2.REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender and the Administrative Agent as of the date hereof as follows:
(i)    No Default or Event of Default has occurred or is continuing under the Credit Agreement, and no Default or Event of Default would result from the amendment contemplated hereby.
(ii)    The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary and proper corporate and other proceedings and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Authority) in order to be effective and enforceable.

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(iii)    This Amendment and the other Loan Documents (as amended by this Amendment) constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
(iv)    The representations and warranties contained in Article V of the Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof (upon giving effect to this Amendment), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of such Borrowing Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
(v)    Borrower is in compliance with all of the covenants contained in the Credit Agreement.
(vi)    Borrower’s Obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim.
SECTION 3.ADDITIONAL TERMS.
3.1Acknowledgement of Indebtedness under Credit Agreement. Borrower acknowledges and confirms that, as of the date hereof, Borrower is indebted to the Lender, without defense, setoff, or counterclaim, in the aggregate principal amount of $0.00 under the Credit Agreement.
3.2The Credit Agreement. On and after the Effective Date: (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, (ii) each reference to the Credit Agreement in all Loan Documents shall mean and be a reference to the Credit Agreement, as amended hereby, and (iii) this Amendment shall be deemed a “Loan Document” for the purposes of the Credit Agreement.
3.3 Amendment and Credit Agreement to be Read Together. This Amendment supplements and is hereby made a part of the Credit Agreement, and the Credit Agreement and this Amendment shall from and after the Effective Date be read together and shall constitute one agreement. Except as otherwise set forth herein, the Credit Agreement shall remain in full force and effect.
3.4Acknowledgements. Borrower acknowledges that (i) it has been advised by counsel of its choice of law with respect to this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, (ii) any waiver of Borrower set forth herein has been knowingly and voluntarily made, and (iii) the obligations of the Lender and the Administrative Agent hereunder shall be strictly construed and shall be expressly subject to Borrower’s compliance in all respects with the terms and conditions of the Credit Agreement.

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3.5No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Event of Default (including without limitation any Event of Default existing on the date hereof), nor operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent (including without limitation any rights, powers or remedies of a Lender or the Administrative Agent with respect to any Event of Default existing on the date hereof), nor constitute a waiver of, or consent to any departure from, any provision of the Credit Agreement, or any of the other Loan Documents.
3.6No Novation. The terms and conditions of the Credit Agreement are amended as set forth in this Amendment. It is expressly understood and acknowledged that nothing in this Amendment shall be deemed to cause or otherwise give rise to a novation of the indebtedness contemplated in the Credit Agreement. All of Borrower’s “Obligations” under the Credit Agreement shall in all respects be continuing and this Amendment shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such “Obligations.”
SECTION 4.CONDITIONS PRECEDENT. The amendments set forth in SECTION 1 above shall become effective as of the date (the “Effective Date”) on which each of the following conditions shall have been satisfied: (i) Administrative Agent shall have received a fully executed Amendment and any other documents to be executed, delivered, or performed in connection with this Amendment (the “Amendment Documents”); and (ii) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date.
SECTION 5.RELEASE. BORROWER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, DOES HEREBY FULLY, FINALLY AND UNCONDITIONALLY RELEASE AND FOREVER DISCHARGE, AND AGREES TO HOLD HARMLESS, THE LENDER, THE ADMINISTRATIVE AGENT AND EACH OF THEIR RESPECTIVE EQUITY HOLDERS AND AFFILIATES, AND THEIR RESPECTIVE AGENTS, ADVISORS, MANAGERS, PARENTS, SUBSIDIARIES, ATTORNEYS, REPRESENTATIVES, EMPLOYEES, OFFICERS AND DIRECTORS, AND THE SUCCESSORS, ASSIGNS, HEIRS AND REPRESENTATIVES OF EACH OF THE FOREGOING, FROM ANY AND ALL DEBTS, CLAIMS, COUNTERCLAIMS, SETOFFS, OBLIGATIONS, DAMAGES, COSTS, ATTORNEYS’ FEES AND EXPENSES, SUITS, DEMANDS, LIABILITIES, ACTIONS, PROCEEDINGS AND CAUSES OF ACTION, IN EACH CASE WHETHER KNOWN OR UNKNOWN, CONTINGENT OR FIXED, DIRECT OR INDIRECT AND OF WHATEVER KIND, NATURE OR DESCRIPTION, AND WHETHER IN LAW OR IN EQUITY, UNDER CONTRACT, TORT, STATUTE OR OTHERWISE, THAT BORROWER HAS HERETOFORE HAD OR NOW OR HEREAFTER CAN, SHALL OR MAY HAVE BY REASON OF ANY ACT, OMISSION OR THING WHATSOEVER DONE OR OMITTED TO BE DONE ON OR PRIOR TO THE EFFECTIVE DATE ARISING OUT OF, CONNECTED WITH OR RELATED IN ANY WAY TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS DESCRIBED THEREIN, THE REVOLVING LOANS, THE LENDER’S AND THE ADMINISTRATIVE AGENT’S ADMINISTRATION THEREOF, OR THE FINANCING OR BANKING RELATIONSHIPS OF BORROWER WITH THE LENDER AND THE ADMINISTRATIVE AGENT.
SECTION 6.MISCELLANEOUS.
6.1Entire Agreement; Successors. This Amendment (i) constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other

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prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby; and (ii) shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto permitted pursuant to Article XIII of the Credit Agreement.
6.2Counterparts. This Amendment may be executed in any number of counterparts (which taken together shall constitute one and the same instrument) and by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts.
6.3GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
6.4CONSENT TO JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.
6.5WAIVER OF JURY TRIAL. BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.
6.6SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.1 (OTHER THAN TRANSMISSION BY FACSIMILE) OF THE CREDIT AGREEMENT WITH RESPECT TO THE MATTERS SET FORTH IN THIS AMENDMENT. NOTHING IN THIS WAIVER WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
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IN WITNESS WHEREOF, Borrower, the Lender, and the Administrative Agent have executed this Amendment as of the date first above written.

INDEPENDENT BANK GROUP, INC. By: /s/ David R. Brooks Name: David R. Brooks Title: Chairman of the Board, CEO
Signature Page to Sixth Amendment to Credit Agreement
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IN WITNESS WHEREOF, Borrower, the Lender, and the Administrative Agent have executed this Amendment as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION By: /s/ Michael R. Point Name: Michael R. Point Title: Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement
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